THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro, Lincoln Investor Advantage® Pro Advisory,

Lincoln Investor Advantage® Pro Advisory Choice

Supplement dated July 25, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The LVIP Western Asset Core Bond Fund will not be available in contracts issued on or after August 18, 2025.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Product Suite,

Lincoln Investor Advantage® Pro Product Suite

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Product Suite

Supplement dated July 25, 2025 to the Prospectus dated May 1, 2025

This Supplement to your prospectus outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved the name change of Invesco Oppenheimer V.I. International Growth Fund effective on or about August 22, 2025.

CURRENT FUND NAME	NEW FUND NAME

Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.